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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 25, 2001


                        Commission file number 001-12055



                        PARACELSUS HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)





              CALIFORNIA                                     95-3565943
   (State or other jurisdiction of                         (IRS Employer
 incorporation or organization)                          Identification No.)


                  515 W. Greens Road, Suite 500, Houston, Texas
                    (Address of principal executive offices)


   77067                                                (281) 774-5100
(Zip Code)                                       (Registrant's telephone number,
                                                     including area code)



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ITEM 5.  OTHER EVENTS

Paracelsus Healthcare Corporation announced today that it has received oral confirmation from the United States Bankruptcy Court in Houston, Texas of its Chapter 11 Amended Plan of Reorganization and approval of the terms of its previously announced $5.5 million settlement of government claims. The plan of reorganization will become effective after entry of the final order by the court, expiration of the normal 10 day appeal period, and satisfaction of various conditions precedent to effectiveness contained in the Plan, ("Effective Date"), which the Company expects to occur in the next few weeks.

The confirmed reorganization plan provides, among other things, that all principal and interest outstanding on the 10% Senior Subordinated Notes and all allowed general unsecured claims will be exchanged for a combination of cash, new debt and new common stock of reorganized Paracelsus, which will reincorporate in Delaware and change its corporate name to Clarent Hospital Corporation. Upon the Effective Date of the Amended Plan, the shares of the Company's common stock held by existing equity holders will be canceled and rendered null and void. The former equity holders will neither receive nor retain any interest in the Company under the approved plan. The 6.51% Subordinated Note and interest outstanding will be deemed to be exchanged for existing equity, which will be concurrently eliminated under the Amended Plan. The complete Amended Plan of Reorganization is on file with the United States Bankruptcy Court.

The Company has retained an investment banking firm to review its strategic alternatives following emergence from Chapter 11 bankruptcy protection. The investment banking firm is in the preliminary stage of its work, and the Company cannot predict the timing or ultimate outcome of this initiative.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit 99.2 Press Release dated May 31, 2001 issued by the Paracelsus Healthcare Corporation.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Paracelsus Healthcare Corporation
                                  (Registrant)


Dated: June 1, 2001                By: /s/ Lawrence A. Humphrey
                                     ----------------------------------
                                          Lawrence A. Humphrey
                                        Executive Vice President,
                                       & Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.            Description
----------             -----------

   99.2 Press Release dated May 31, 2001 issued by the Paracelsus Healthcare Corporation.